Exhibit 4.1
FORM OF STOCK CERTIFICATE

NUMBER	TARRAGON CORPORATION	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 876294 109
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
SHARE OF
TARRAGON HOMES CORPORATION
Transferable on the books of the Corporation by the holder thereof in person or by [___] upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be [___] to the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file at the office of the Corporation) [___] the holder of this Certificate by acceptance thereof asserts. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
CERTIFICATE OF STOCK
     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.
Dated:

[TARRAGON HOMES CORPORATION

SECRETARY	CORPORATE SEAL	PRESIDENT AND CHIEF
	2007	EXECUTIVE OFFICER

DELAWARE]

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)	Transfer Agent
and Registrar

IMPORTANT NOTICE

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A
BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT —		Custodian

		(Cost)		(Minor)

TEN ENT — as tenants by the entireties		under Uniform Gifts ot Minors
Act of

(State)

JT TEN — as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

shares of Common Stock of the Corporation

represented by this Certificate, and do hereby irrevocably constitute and appoint

, Attorney

to transfer the said shares of Common Stock on the books of the corporation, with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.